Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Premier Municipal
Income Fund:

In planning and performing
our audit of the financial
statements of Federated
Premier Municipal
Income Fund (the "Fund") as
 of and for the year ended
November 30, 2009, in
accordance with
the standards of the Public
Company Accounting Oversight
 Board (United States), we
considered
the Fund's internal control
over financial reporting,
including controls over safeguarding
securities, as a basis for
 designing our auditing
procedures for the purpose
 of expressing our
opinion on the financial
statements and to comply
with the requirements of
 Form N-SAR, but not
for the purpose of expressing
 an opinion on the effectiveness
 of the Fund's internal control
over
financial reporting.
 Accordingly, we express
no such opinion.

The management of the Fund
 is responsible for establishing
and maintaining effective internal
control over financial reporting.
 In fulfilling this responsibility,
 estimates and judgments by
management are required to assess
 the expected benefits and
related costs of controls. A
company's internal control
 over financial reporting is
 a process designed to provide
reasonable
assurance regarding the
reliability of financial
 reporting and the preparation
 of financial
statements for external
purposes in accordance with
 generally accepted accounting
principles.  A
company's internal control
over financial reporting
includes those policies and
 procedures that (1)
pertain to the maintenance
of records that, in
reasonable detail, accurately
 and fairly reflect the
transactions and dispositions
 of the assets of the company;
(2) provide reasonable assurance that
transactions are recorded as
necessary to permit preparation
of financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the company
are being made only in accordance
with authorizations of management
and directors of the
company; and (3) provide reasonable
 assurance regarding prevention or
 timely detection of
unauthorized acquisition, use or
 disposition of a company's assets
 that could have a material
effect on the financial statements.

Because of its inherent limitations,
 internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation
 of effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that
the degree of compliance with the
policies or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
 when the design or operation of a
control does not allow management
or employees, in the normal course
 of performing their
assigned functions, to prevent or
 detect misstatements on a timely
 basis.  A material weakness is a
deficiency, or a combination of
 deficiencies, in internal control
 over financial reporting, such that
there is a reasonable possibility
that a material misstatement of
the company's annual or interim
financial statements will not be
prevented or detected on a timely basis.

Our consideration of the Fund's
 internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
 disclose all deficiencies in
internal control that might be
material weaknesses under standards
 established by the Public
Company Accounting Oversight Board
(United States).  However, we noted
 no deficiencies in
the Fund's internal control over
 financial reporting and its
operation, including controls over
safeguarding securities, that
we consider to be a material
 weakness as defined above as of
November 30, 2009.

This report is intended solely
 for the information and use of
management and the Board of
Trustees of the Fund and the
 Securities and Exchange Commission
and is not intended to be and
should not be used by anyone other
than these specified parties.


ERNST & YOUNG LLP


Boston, Massachusetts
January 25, 2010